BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	November 28, 2006

TO:
LaSalle Bank National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the with respect to the Party A Asset Backed Securities I Trust 2006-HE9, Asset-Backed Certificates, Series 2006-HE9

ATTENTION:	Global Securities and Trust Services - Party A Asset Backed Securities I LLC, Series 2006-HE9
TELEPHONE:	312-904-4373
FACSIMILE:	312-904-1368

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNSC8842

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between Party A Financial Products Inc. (“Party A”) and LaSalle Bank National Association, not individually, but solely as trustee (the “Supplemental Interest Trust Trustee”) on behalf of the supplemental interest trust with respect to the Party A Asset Backed Securities I Trust 2006-HE9, Asset-Backed Certificates, Series 2006-HE9 (the “Supplemental Interest Trust”) (“Party B”) created under the Pooling and Servicing Agreement, dated as of November 1, 2006, among EMC Mortgage Corporation, as seller, EMC Mortgage Corporation, as master servicer, Party A Asset Backed Securities I LLC, as depositor and LaSalle Bank National Association, as trustee (the “Pooling and Servicing Agreement”). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a “Confirmation” and also constitutes a “Schedule” as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.
This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	November 1, 2006

Effective Date:	November 30, 2006

Termination Date:
November 25, 2011 , subject to adjustment in accordance with the Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer
Payment Dates:	Early Payment shall be applicable. One Business Day prior to each Fixed Rate Payer Period End Date.

Fixed Rate:	4.969%

Fixed Amount:	To be determined in accordance with the following formula:

100 * Fixed Rate * Notional Amount * Fixed Rate Day Count Fraction

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer
Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. One Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate for initial
Calculation Period:	To be determined.

Floating Rate Option:	USD-LIBOR-BBA

Floating Amount:	To be determined in accordance with the following formula:

100 * Floating Rate Option * Notional Amount * Floating Rate Day Count Fraction

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York and Illinois

Business Day Convention:	Following

Calculation Agent:	Party A

3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)   “Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(i) or in Paragraph 7 of the Credit Support Annex, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14.

“Threshold Amount” means USD 100,000,000.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)”, and Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) inclusive” and inserting lieu thereof “, (3), (4) as amended, (5), (6) as amended, or (7)”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)         Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)    The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)	The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)    Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	The Second Method will apply.

(ii)	Market Quotation will apply, provided, however, that, if Party A is the Defaulting Party or the sole Affected Party, the following provisions will apply:

(A)	Section 6(e) is hereby amended by inserting on the first line thereof the words “or is effectively designated” after “If an Early Termination Date occurs”;

(B)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of one or more Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date are to be included. The party making the determination (or its agent) will request each Reference Market-maker that is an Eligible Replacement to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the designation of the relevant Early Termination Date. The day and time as of which those Firm Offers are to be provided (the “bid time”) will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If at least one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, the Market Quotation will be the Firm Offer (among such Firm Offers as specified in clause (C) below) actually accepted by Party B no later than the Business Day immediately preceding the Early Termination Date. If no Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

(C)
If more than one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, Party B shall use best efforts to accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by Party B to the Reference Market-maker, to the extent Party B would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Party B, to the extent the Reference Market-maker would be required to make a payment to Party B. If only one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, Party B shall use best efforts to accept such Firm Offer.

(D)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so.

(E)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(g)   “Termination Currency” means USD.

(h)    Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2.  Tax Matters.

(a)   Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A) Party A makes the following representation(s):

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

In making this representation, it may rely on:

(1)	the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(2)
the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(3)
the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B) Party B makes the following representation(s):

None.

(ii)         Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A) Party A makes the following representation(s):

Party A is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

(B) Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)	Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)
Indemnifiable Tax. Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes (including any Tax imposed in relation to a Credit Support Document or in relation to any payment thereunder) unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

Part 3.  Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A
An original properly completed and executed United States Internal Revenue Service Form W-9 (or any successor thereto) with respect to any payments received or to be received by Party A that eliminates U.S. federal withholding and backup withholding Tax on payments to Party A under this Agreement.

(i) upon execution of this Agreement, (ii) on or before the first payment date under this Agreement, including any Credit Support Document, (iii) promptly upon the reasonable demand by Party B, (iv) prior to the expiration or obsolescence of any previously delivered form, and (v) promptly upon the information on any such previously delivered form becoming inaccurate or incorrect.

Party B
(i) Upon execution of this Agreement, an original properly completed and executed United States Internal Revenue Service Form W-9 (or any successor thereto) with respect to any payments received or to be received by the initial beneficial owner of payments to Party B that eliminates U.S. federal withholding and backup withholding Tax on payments to Party B under this Agreement, and (ii) thereafter, the appropriate tax certification form (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto)) with respect to any payments received or to be received by the beneficial owner of payments to Party B under this Agreement from time to time.

(i) upon execution of this Agreement, (ii) on or before the first payment date under this Agreement, including any Credit Support Document, (iii) in the case of a tax certification form other than a Form W-9, before December 31 of each third succeeding calendar year, (iv) promptly upon the reasonable demand by Party B, (v) prior to the expiration or obsolescence of any previously delivered form, and (vi) promptly upon the information on any such previously delivered form becoming inaccurate or incorrect.

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, this Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, this Confirmation and any Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, this Confirmation, and any relevant Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Upon request by Party B	Yes
Party A
Quarterly Financial Statements of Party A containing unaudited, consolidated financial statements of Party A’s fiscal quarter prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Upon request by Party B	Yes
Party A and Party B	An opinion of counsel of such party regarding the enforceability of this Agreement in a form reasonably satisfactory to the other party.	Upon the execution and delivery of this Agreement	No
Party B	An executed copy of the Pooling and Servicing Agreement and the Swap Administration Agreement	Promptly upon filing of such agreement with the U.S. Securities and Exchange Commission	No

Part 4. Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:
Address:	383 Madison Avenue, New York, New York 10179
Attention:	DPC Manager
Facsimile:	(212) 272-5823

with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations 7th Floor
Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to Party B:

Address:	135 South LaSalle Street, Suite 1511
Chicago, IL 60603
Attention:	Global Securities and Trust Services - Party A Asset Backed Securities I LLC, Series 2006-HE9
Facsimile:	312-904-1368
Phone:	312-904-4373

(For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not applicable.

Party B appoints as its Process Agent: Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:          The Credit Support Annex.

(g)	Credit Support Provider.

Party A:          The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:       None.

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)	Affiliate. Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.  Others Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)   Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)	Reserved.

(iii)    Reserved.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction, (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction and (iv) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

(2)
Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5)
Eligible Contract Participant. It is an “eligible swap participant” as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) deleting the last paragraph thereof and inserting the following in lieu thereof:

“Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(f), any transfer by Party A under this Section 6(b)(ii) shall not require the consent of Party B for such transfer if the following conditions are satisfied:

(1)	the transferee (the “Section 6 Transferee”) is an Eligible Replacement;

(2)	if the Section 6 Transferee is domiciled in a different country or political subdivision thereof from both Party A and Party B, such transfer satisfies the Rating Agency Condition;

(3)
the Section 6 Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Section 6 Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(4)	a Termination Event or Event of Default does not occur as a result of such transfer; and

(5)
the Section 6 Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.”

(vi)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph 1 and inserting “.” in lieu thereof, and (iii) deleting the final paragraph thereof.

(vii)
Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
S&P First Level Downgrade. If an S&P Approved Ratings Downgrade Event has occurred and is continuing and Party A fails to take any action described under Part (5)(d)(i)(1), within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

(ii)
Moody’s First Rating Trigger Collateral. If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

(iii)
S&P Second Level Downgrade. If an S&P Required Ratings Downgrade Event has occurred and is continuing and Party A fails to take any action described under Part (5)(d)(i)(2) within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

(iv)
Moody’s Second Rating Trigger Replacement. If (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A’s rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

(iii)
Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A under this Agreement, an Additional Termination Event shall have occurred with respect to Party B, Party B shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

(iv)
Failure to comply with Regulation AB Provisions. If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(e) below) Party A has not, within ten (10) calendar days after such Swap Disclosure Event complied with any of the provisions set forth in Part 5(e)(iii) below, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

(v)
Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article X of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due by Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

The Trustee shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trustee’s rights specified herein.

(vi)
Failure to Pay Class A Certificates. If the Trustee is unable to pay, or fails or admits in writing its inability to pay (1) on any Distribution Date, any Current Interest with respect to the Class A Certificates or (2) by the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date, the ultimate payment of principal with respect to the Class A Certificates, in either case to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

(d)	Rating Agency Downgrade.

(i)    S&P Downgrade:

(1)
In the event that an S&P Approved Ratings Downgrade Event occurs and is continuing, then within 30 days after such rating downgrade, Party A shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or (iii) post collateral in accordance with the Credit Support Annex.

(2)
In the event that an S&P Required Ratings Downgrade Event occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Party A shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, procure either (i) a Permitted Transfer or (ii) an Eligible Guaranty.

(ii)   Moody’s Downgrade.

(1)
In the event that a Moody’s Second Trigger Ratings Event occurs and is continuing, Party A shall, as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(e)	Compliance with Regulation AB.

(i)
Party A agrees and acknowledges that Bear Stearns Asset Backed Securities I LLC (“Depositor”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)
It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof for so long as the Issuing Entity is required to file periodic reports under the Exchange Act, Depositor requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii)
Upon the occurrence of a Swap Disclosure Event, Party A, within ten (10) days and at its own expense, shall (1)(a) either (i) provide to Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word® or Microsoft Excel® format but not in .pdf format) or (ii) provide written consent to Depositor to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the Exchange Act Reports of Depositor, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of Depositor of such accounting firm’s report relating to their audits of such current Swap Financial Disclosure, and (c) provide to Depositor any updated Swap Financial Disclosure with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) satisfies the Rating Agency Condition with respect to S&P and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (3) subject to the Rating Agency Condition with respect to S&P and obtain a guaranty of the Party A’s obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv)
Party A agrees that, in the event that Party A provides Swap Financial Disclosure to Depositor in accordance with Part 5(e)(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with Part 5(e)(iii)(c), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v)	Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor’s rights explicitly specified in this Part 5(e).

(f)	Transfers.

(i)    Section 7 is hereby amended to read in its entirety as follows:

“Except with respect to a Permitted Transfer pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, Part 5(b)(v) or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P. At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, execute such documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(g)
Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Account and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Account and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h)
Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)
No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l)
Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)	Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n)
Supplemental Interest Trust Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by LaSalle Bank National Association (“LaSalle”) not in its individual capacity, but solely as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) the Supplemental Interest Trust Trustee has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as personal representations of the Supplemental Interest Trust Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) under no circumstances shall LaSalle in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)
Agent for Party B. Party A acknowledges that Party B has appointed the Swap Administrator as its agent under the Swap Administration Agreement to carry out certain functions on behalf of Party B, and that the Swap Administrator shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)	Reserved.

(r)
Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)
Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)
Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)
Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)
Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and the Transaction in its capacity as Supplemental Interest Trust Trustee.

(w)
Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(x)    Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold and the Moody’s First Trigger Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b) and (c) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future payment obligations and obligations to post collateral of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

“Eligible Guarantor” means an entity that has credit ratings at least equal to the Required Ratings Threshold. An Eligible Guarantor shall provide to Party B in writing all credit ratings described in this definition, upon request of Party B.

“Eligible Replacement” means an entity that (A) (i) has credit ratings at least equal to the Required Ratings Threshold or (ii) provides an Eligible Guarantee and (B) has executed an Item 1115 Agreement with Depositor and Sponsor. An Eligible Replacement shall provide to Party B in writing all credit ratings described in this definition, upon request of Party B.

“Estimated Swap Termination Payment” means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

“Firm Offer” means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, Part 5(b)(v), or the second sentence of Section 7 (as amended herein) to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both “dealers in notional principal contracts” within the meaning of Treasury regulations section 1.1001-4 (in each case as certified by such entity); (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold. For purposes of determining whether a Required Ratings Downgrade Event has occurred, each Relevant Entity shall provide its credit ratings to Party B in writing, upon request of Party B.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold and the Moody’s Second Trigger Ratings Threshold.

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of “A-1”, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “A+”.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “BBB-”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the Party A Asset Backed Securities I Trust 2006-HE9, Asset-Backed Certificates, Series 2006-HE9 (the “Certificates”) or any notes backed by the Certificates (the “Notes”).

Remainder of this page intentionally left blank.

4. Account Details and Settlement Information:

Payments to Party A:

Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Party A Securities Corp.
Account Number: 0925-3186, for further credit to
Party A Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Party B:

LaSalle Bank
ABA #: 071 000 505
LaSalle CHGO/CTR/BNF:/LaSalle Trust
Acct #: 724266.2
Ref: BSABS 2006-HE9 Supplemental Int Trust

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Party A a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman___________________________
       Name: F. Scott Herman
   Title: DPC Manager

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

LaSalle Bank National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the with respect to the Party A Asset Backed Securities I Trust 2006-HE9, Asset-Backed Certificates, Series 2006-HE9

By: /s/ Susan L. Feld_____________________________
       Name: Susan L. Feld
       Title: Assistant Vice President

SCHEDULE I

(All such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

From and including	To but excluding	Notional Amount (USD)
Effective Date	December 25, 2006	10,641,930.12
December 25, 2006	January 25, 2007	10,546,817.46
January 25, 2007	February 25, 2007	10,420,015.96
February 25, 2007	March 25, 2007	10,261,444.42
March 25, 2007	April 25, 2007	10,071,285.66
April 25, 2007	May 25, 2007	9,849,999.74
May 25, 2007	June 25, 2007	9,598,332.42
June 25, 2007	July 25, 2007	9,317,327.96
July 25, 2007	August 25, 2007	9,008,368.26
August 25, 2007	September 25, 2007	8,673,583.48
September 25, 2007	October 25, 2007	8,317,629.58
October 25, 2007	November 25, 2007	7,960,296.01
November 25, 2007	December 25, 2007	7,611,078.57
December 25, 2007	January 25, 2008	7,277,486.33
January 25, 2008	February 25, 2008	6,958,809.85
February 25, 2008	March 25, 2008	6,654,372.19
March 25, 2008	April 25, 2008	6,363,527.51
April 25, 2008	May 25, 2008	6,085,659.54
May 25, 2008	June 25, 2008	5,820,180.28
June 25, 2008	July 25, 2008	5,566,528.66
July 25, 2008	August 25, 2008	5,324,170.67
August 25, 2008	September 25, 2008	5,092,603.32
September 25, 2008	October 25, 2008	4,871,359.84
October 25, 2008	November 25, 2008	4,660,284.64
November 25, 2008	December 25, 2008	4,458,564.39
December 25, 2008	January 25, 2009	4,265,773.22
January 25, 2009	February 25, 2009	4,081,509.04
February 25, 2009	March 25, 2009	3,905,388.10
March 25, 2009	April 25, 2009	3,737,044.89
April 25, 2009	May 25, 2009	3,576,147.81
May 25, 2009	June 25, 2009	3,422,343.27
June 25, 2009	July 25, 2009	3,275,312.51
July 25, 2009	August 25, 2009	3,134,751.73
August 25, 2009	September 25, 2009	3,000,371.03
September 25, 2009	October 25, 2009	2,871,903.65
October 25, 2009	November 25, 2009	2,749,081.22
November 25, 2009	December 25, 2009	2,631,644.09
December 25, 2009	January 25, 2010	2,519,350.94
January 25, 2010	February 25, 2010	2,411,971.94
February 25, 2010	March 25, 2010	2,309,287.75
March 25, 2010	April 25, 2010	2,211,090.63
April 25, 2010	May 25, 2010	2,117,180.18
May 25, 2010	June 25, 2010	2,027,363.97
June 25, 2010	July 25, 2010	1,941,459.67
July 25, 2010	August 25, 2010	1,859,293.28
August 25, 2010	September 25, 2010	1,780,698.66
September 25, 2010	October 25, 2010	1,705,517.16
October 25, 2010	November 25, 2010	1,633,597.30
November 25, 2010	December 25, 2010	501,126.11
December 25, 2010	January 25, 2011	485,369.87
January 25, 2011	February 25, 2011	470,106.32
February 25, 2011	March 25, 2011	455,320.09
March 25, 2011	April 25, 2011	440,996.35
April 25, 2011	May 25, 2011	427,120.66
May 25, 2011	June 25, 2011	413,679.09
June 25, 2011	July 25, 2011	400,658.10
July 25, 2011	August 25, 2011	388,044.59
August 25, 2011	September 25, 2011	375,825.86
September 25, 2011	October 25, 2011	363,988.99
October 25, 2011	Termination Date	352,510.70

Annex A

Paragraph 13 of the Credit Support Annex

ANNEX A

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of November 30, 2006 between
Bear Stearns Financial Products Inc. (hereinafter referred to as “Party A” or “Pledgor”)
and
LaSalle Bank National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the with respect to the Bear Stearns Asset Backed Securities I Trust 2006-HE9, Asset-Backed Certificates, Series 2006-HE9 (hereinafter referred to as “Party B” or “Secured Party”).

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated November 30, 2006, between Party A and Party B, Reference Number FXNSC8842.

Paragraph 13. Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)
“Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)
the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(3)
the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B)
“Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)
the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date, and

(3)
the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.

(C)
“Credit Support Amount” shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

The items set forth on the schedule of Eligible Collateral attached as Schedule A hereto will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral described in (D) and (E) of column one of the Collateral Schedule to be denominated in USD).

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Threshold” means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                   “Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)
“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Certificates and the aggregate principal balance of the Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)	Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A.

(ii)
“Valuation Date” means each Local Business Day on which any of the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount or the Moody’s Second Trigger Credit Support Amount is greater than zero.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed).”

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(v)
External Calculations. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of Party B’s Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Credit Support Amount shall be based on the greatest of Party B’s Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

(vi)
Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of Party B’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of Party B’s Exposure.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A and Party B: None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the product of (1)(x) the bid-side quotation at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the arithmetic mean of the bid-side quotations for such securities quoted at the Valuation Time by any three principal market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained, then the arithmetic mean of such two bid-side quotations will be used, and if only one bid-side quotation is obtained, such quotation shall be used, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)
Eligibility to Hold Posted Collateral; Custodians. Party B (or its Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

(1)	it is not a Defaulting Party.

(2)
Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code

(3)
in the case of any Custodian for Party B, such Custodian (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1”.

Initially, the Custodian for Party B is: the Swap Administrator.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B, and Party B shall not have any right to use Posted Collateral or take any action specified in such Paragraph 6(c).

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

(ii)	Amendment of Paragraph 6(d)(i) - Distributions. Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

“(i) Distributions. If Party B receives Distributions on a Local Business Day, it will credit to Party A not later than the following Local Business Day any Distributions it receives, and such Distributions will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2. For the avoidance of doubt, any Distributions will not be Transferred to Party A pursuant to Paragraph 6.”

(iii)	Amendment of Paragraph 6(d)(ii) - Interest Amount. Clause (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

“(ii) Interest Amount. The Interest Amount will not be Transferred to Party A pursuant to Paragraph 6, but instead will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly.” Party B shall not be obliged to transfer any Interest Amount unless and until it has received such amount.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)
Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian: at the address designated in writing from time to time.

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

[Party A account details]

Party B’s Custodian account details:

LaSalle Bank
ABA #: 071 000 505
LaSalle CHGO/CTR/BNF:/LaSalle Trust
Acct #: 724266.5
Ref: BSABS 2006-HE9 Credit Support Account

(m)	Other Provisions.

(i)	Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, Moody’s Second Trigger Value”. Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”. Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”. Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”. Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value, as may be”. Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”. Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)	Events of Default. Clause (iii) of Paragraph 7 shall not apply to Party B.

(vi)
Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(ix)   Additional Definitions. As used in this Annex:

“Collateral Event” means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

“DV01” means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party’s Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted.

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which (I) a Moody’s First Trigger Ratings Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party’s Exposure for such Valuation Date and (ii) the sum, for each Transaction to which this Annex relates, of the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II)   the Threshold for Party A such Valuation Date.

“Moody’s First Trigger DV01 Multiplier” means 15.

“Moody’s First Trigger Notional Amount Multiplier” means 2%.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which it is the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payment due to be paid by Party A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party’s Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of:

(1)
if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(2)
if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)	for any other Valuation Date, zero, over

(II)   the Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger DV01 Multiplier” means 50.

“Moody’s Second Trigger Notional Amount Multiplier” means 8%.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 65.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 10%.

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Remaining Weighted Average Maturity” means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which (i) an S&P Approved Ratings Downgrade Event has occurred and been continuing for at least 30 days or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party’s Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II)   the Threshold for Party A for such Valuation Date.

“S&P Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Transaction-Specific Hedge” means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s First Trigger Valuation Percentage, or Moody’s Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s First Trigger Value, and the related Moody’s Second Trigger Value.

“Volatility Buffer” means, for any Transaction, the related percentage set forth in the following table.

The higher of the S&P short-term credit rating of (i) Party A and (ii) the Credit Support Provider of Party A, if applicable	Remaining Weighted Average Maturity up to 3 years	Remaining Weighted Average Maturity up to 5 years	Remaining Weighted Average Maturity up to 10 years	Remaining Weighted Average Maturity up to 30 years
“A-2” or higher	2.75%	3.25%	4.00%	4.75%
“A-3”	3.25%	4.00%	5.00%	6.25%
“BB+” or lower	3.50%	4.50%	6.75%	7.50%

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

Bear Stearns Financial Products Inc.
LaSalle Bank National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the with respect to the Bear Stearns Asset Backed Securities I Trust 2006-HE9, Asset-Backed Certificates, Series 2006-HE9

By: /s/ F. Scott Herman____________________ Name: F. Scott Herman Title: DPC Manager Date: November 30, 2006	By: /s/ Susan L. Feld___________________ Name: Susan L. Feld Title: Assistant Vice President Date: November 30, 2006

SCHEDULE A

ELIGIBLE COLLATERAL

ISDA Collateral Asset Definition (ICAD) Code	Remaining Maturity in Years	S&P Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
(A) US-CASH	N/A	100%	100%	100%
(B) EU-CASH	N/A	92.5%	98%	94%
(C) GB-CASH	N/A	94.1%	98%	95%
(D) US-TBILL US-TNOTE US-TBOND
	1 or less	98.9%	100%	100%
	More than 1 but not more than 2	98.0%	100%	99%
	More than 2 but not more than 3	97.4%	100%	98%
	More than 3 but not more than 5	95.5%	100%	97%
	More than 5 but not more than 7	93.7%	100%	96%
	More than 7 but not more than 10	92.5%	100%	94%
	More than 10 but not more than 20	91.1%	100%	90%
	More than 20	88.6%	100%	88%
(E) US-GNMA US-FNMA US-FHLMC
	1 or less	98.5%	100%	99%
	More than 1 but not more than 2	97.7%	100%	99%
	More than 2 but not more than 3	97.3%	100%	98%
	More than 3 but not more than 5	94.5%	100%	96%
	More than 5 but not more than 7	93.1%	100%	93%
	More than 7 but not more than 10	90.7%	100%	93%
	More than 10 but not more than 20	87.7%	100%	89%
	More than 20	84.4%	100%	87%
(F) Fixed-Rate GA-EUROZONE-GOV		Rated AAA or better by S&P	Rated Aa3 or better by Moody’s	Rated Aa3 or better by Moody’s
	1 or less	98.8%	98%	94%
	More than 1 but not more than 2	97.9%	98%	93%
	More than 2 but not more than 3	97.1%	98%	92%
	More than 3 but not more than 5	91.2%	98%	90%
	More than 5 but not more than 7	87.5%	98%	89%
	More than 7 but not more than 10	83.8%	98%	88%
	More than 10 but not more than 20	75.5%	98%	84%

The ISDA Collateral Asset Definition (ICAD) Codes used in this Schedule A are taken from the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.